                                                                    EXHIBIT 10.9

                      GENERAL TERMS AGREEMENT NO. 6-13593

                               Table of Contents
                               -----------------

o   Agreement
    ---------

    ARTICLE I        -     PRODUCTS
    ARTICLE II       -     PRICES
    ARTICLE III      -     ORDER PLACEMENT
    ARTICLE IV       -     DELIVERY
    ARTICLE V        -     PAYMENT
    ARTICLE VI       -     TAXES
    ARTICLE VII      -     CFM56 PRODUCT SUPPORT PLAN
    ARTICLE VIII     -     EXCUSABLE DELAY
    ARTICLE IX       -     PATENTS
    ARTICLE X        -     INFORMATION AND DATA
    ARTICLE XI       -     FAA AND DGAC CERTIFICATION REQUIREMENTS
    ARTICLE XII      -     TERMINATION FOR INSOLVENCY
    ARTICLE XIII     -     LIMITATION OF LIABILITY
    ARTICLE XIV      -     EXPORT SHIPMENT
    ARTICLE XV       -     WAIVER OF IMMUNITY
    ARTICLE XVI      -     GOVERNMENTAL AUTHORIZATION
    ARTICLE XVII     -     NOTICES
    ARTICLE XVIII    -     MISCELLANEOUS

o   Exhibit A - Products
    --------------------

o   Exhibit B - CFM56 Product Support Plan
    --------------------------------------

    SECTION I        -     DEFINITIONS
    SECTION II       -     WARRANTIES
    SECTION III      -     SPARE PARTS PROVISIONING
    SECTION IV       -     TECHNICAL DATA
    SECTION V        -     TECHNICAL TRAINING
    SECTION VI       -     CUSTOMER FACTORY AND FIELD SUPPORT
    SECTION VII      -     PRODUCT SUPPORT ENGINEERING
    SECTION VIII     -     OPERATIONS ENGINEERING
    SECTION IX       -     GROUND SUPPORT EQUIPMENT
    SECTION X        -     GENERAL CONDITIONS - CFM56 PRODUCT
                            SUPPORT PLAN

o   Exhibit C - Escalation
    ----------------------

o   Exhibit D - Payment
    -------------------

o   Exhibit E - Technical Data
    --------------------------

THIS GENERAL TERMS AGREEMENT NO. 6-13593 (hereinafter referred to as this "Agreement"), dated as of the 11th day of June , 1999, by and between CFM
 ---------
International, Inc. (hereinafter referred to as "CFM"), a Delaware corporation
                                                 ---
jointly owned by General Electric Company (hereinafter referred to as "GE"), a
                                                                       --
New York corporation and Societe Nationale D'Etude et de Construction de Moteurs d'Aviation (hereinafter referred to as "SNECMA"), a French Company, and Midway
                                        ------
Airlines Corporation, a corporation organized under the law of Delaware (hereinafter referred to as "Airline").
                             -------

                                   WITNESSETH

WHEREAS, Airline has acquired certain aircraft equipped with CFM installed engines, and

WHEREAS, the parties hereto desire to enter into this Agreement for the sale and support by CFM and the purchase by Airline from CFM of spare engines, related equipment and spare parts therefor.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I - PRODUCTS
--------------------

CFM shall sell and Airline may purchase, under the terms and subject to the conditions hereinafter set forth, the equipment identified as Products in the attached Exhibit A, and hereinafter referred to as "Product(s)". CFM agrees to
                                                    ----------
sell the Products and to provide the related services for as long as the Agreement remains in effect (according to the terms of paragraph F of Article XVIII).

ARTICLE II - PRICES
-------------------

A. The selling prices of Products, including certain Spare Parts, shall be the prices as quoted by CFM and as set forth in each Airline purchase order accepted by CFM. The selling prices of Engines and related equipment therefor shall be quoted by CFM as base prices subject to an adjustment for escalation. The escalation provisions currently in effect are set forth in attached Exhibit C and CFM will advise Airline in writing ninety (90) days in advance of any change thereto.

B. The selling price of Spare Parts, except for those which may be quoted by CFM to Airline, shall be those prices set forth in CFM's then current CFM56 Engine Spare Parts Price Catalog ("Spare Parts Catalog") or in Procurement
                                      -------------------
   Data issued by CFM in accordance with Airline Transport Association of America (ATA) Specification (Spec) 200. The price of a new Spare Part which is first listed by CFM in Procurement Data, may be changed by CFM in subsequent Procurement Data revisions until such time as the Part is included in CFM's Spare Parts Catalog as from time to time revised by CFM.

C. At the time of execution of this Agreement, CFM agrees to provide spare parts pricing to Airline that is no less favorable than that which it has agreed to provide to other US airlines as of the date of execution of this Agreement, when this Agreement is considered in its entirety.

D. CFM will advise Airline in writing ninety (90) days in advance of any changes in prices affecting a significant portion of the prices in CFM's Spare Parts Catalog. During such ninety (90) day period, CFM shall not be obligated to accept Airline purchase orders for quantities of Spare Parts in excess of up to ninety (90) days normal usage beyond the effective date of the announced price change.

E. The selling prices of all Products shall be expressed in U.S. Dollars.

ARTICLE III - ORDER PLACEMENT
-----------------------------

A. This Agreement shall constitute the terms and conditions applicable to all purchase orders which may hereafter be placed by Airline and accepted by CFM for Products in lieu of all printed terms and conditions appearing on Airline's purchase orders, except that the description of Products, price, quantity, delivery dates and shipping instructions shall be as set forth on each purchase order accepted by CFM.

B. Airline shall place purchase orders for Products at prices quoted by CFM, in accordance with CFM's price quotation for said Products.

C. Airline may place purchase orders for Spare Parts using one of the following methods: telephone, telegram, facsimile transmission, ARINC or SITA utilizing ATA Spec 200 (Chapter 6 format) or Spec 2000 (Chapter 3 format) or Airline purchase order as prescribed in Spare Parts Catalog or CFM's quotation.

D. Airline may place purchase orders for initial provisioning quantities of Spare Parts as provided in the attached Exhibit B within one hundred eighty days (180) following receipt from CFM of Initial Provisioning Data relating thereto.

E. CFM's acknowledgment of each purchase order shall constitute acceptance thereof and CFM agrees to reasonably and promptly acknowledge purchase orders in compliance with this Agreement.

ARTICLE IV - DELIVERY
---------------------

A. Except as otherwise provided under Section III.G. of Exhibit B herein, CFM shall deliver Products under each purchase order placed by Airline and accepted by CFM, and, unless otherwise agreed, will be upon a schedule consistent with CFM's lead times as published in the CFM Spare Parts Catalog or as quoted by CFM and set forth in each such purchase order. Delivery dates are subject to (1) prompt receipt by CFM of all information necessary to permit CFM to proceed with work immediately and without interruption, and
   (2) Airline's compliance with the payment terms set forth herein.

B. Delivery of all Products shall be: (1) to the common carrier designated by Airline, Ex Works point of manufacture, or (2) to storage, in the event shipment cannot be made due to any cause within the control of Airline. Title to and risk of loss or damage shall pass to Airline upon delivery.

C. If any Product cannot be delivered when ready due to any cause within the control of Airline, CFM may make delivery by placing such Product in storage. In such event, (1) all expenses incurred by CFM for activities such as, but not limited to, preparation for and placement into storage and handling, storage, inspection, preservation and insurance shall be paid by Airline upon presentation of CFM's invoices, and (2) CFM shall assist and cooperate with Airline in any reasonable manner with respect to the removal of any such Product from storage.

D. Unless otherwise instructed by Airline, CFM shall deliver each Product, except for Spare Parts, packaged in accordance with CFM's normal standards for domestic shipment or export shipment. Any special boxing or preparation for shipment specified by Airline shall be for Airline's account and responsibility. The cost of any re-usable shipping stand or container is not included in the price of engines or of equipment and will be paid by Airline upon presentation of CFM's invoice. CFM will, however, allow credit to Airline for each such stand or container upon its return by Airline, Ex Works the original point of shipment, in re-usable condition within ninety (90) days after shipment. CFM may, at its option, use non-reusable shipping stands or containers at no charge to Airline.

E. CFM shall deliver Spare Parts packaged and labeled in accordance with ATA Spec 300, Revision No. 4, or to a revision mutually agreed in writing between

   CFM and Airline. CFM shall notify Airline, when applicable, that certain Spare Parts are packed in unit package quantities (UPQ's), or multiples thereof.

ARTICLE V - PAYMENT
-------------------

Airline shall pay CFM with respect to Products purchased hereunder as set forth in the attached Exhibit D.

ARTICLE VI - TAXES
------------------

1. The selling prices include and CFM shall be responsible for the payment of any imposts, duties, fees, taxes, dues or any charges whatsoever imposed or levied in connection with Products prior to their delivery.

2. Upon delivery, Airline shall be responsible for the payment of all other imposts, duties, taxes, dues or any other charges whatsoever imposed or levied in connection with such Products and Airline shall pay to CFM, upon demand, or furnish to CFM evidence of exemption therefrom, any taxes (including without limitation, sales, use, excise, turnover or value added tax) duties, fees, charges or assessments of any nature (but excluding any taxes in the nature of income taxes), legally assessed or levied by any governmental authority against CFM or its employees, its subsidiaries or their employees as a result of any sale, delivery, transfer, use, export, import or possession of such Product, or otherwise in connection with this Agreement. If claim is made against CFM for any such duties, fees, charges, or assessments, CFM shall immediately notify Airline and, if requested by Airline, CFM shall not pay except under protest, and if payment be made, shall use all reasonable effort to obtain a refund thereof. If all or any part of any such taxes, duties, fees, charges or assessments be refunded, CFM shall repay to Airline such part thereof as Airline shall have paid. Airline shall pay to CFM, upon demand, all expenses (including penalties and interest) incurred by CFM in protesting payment and in endeavoring to obtain such refund.

ARTICLE VII - CFM56 PRODUCT SUPPORT PLAN
----------------------------------------

The CFM56 Product Support Plan for Airline's operation of Products, either purchased by Airline from CFM or installed on Airline's aircraft as original equipment, is set forth in the attached Exhibit B.

ARTICLE VIII - EXCUSABLE DELAY
------------------------------

CFM shall not be liable for delays in delivery or failure to perform due to (1) causes beyond its reasonable control, or (2) acts of God, acts of Airline, acts of civil or military authority, fires, strikes, floods, epidemics, war, civil disorder, riot, delays in transportation, or (3) inability due to causes beyond its reasonable control to obtain necessary labor, material, or components. As used herein, the term "CFM"
                                                                           ---
shall be deemed to mean CFM, GE and SNECMA. In the event of any such delay, the date of delivery shall be extended for a period equal to the time lost by reason of the delay. This provision shall not, however, relieve CFM from using reasonable efforts to continue performance whenever such causes are removed. CFM shall promptly notify Airline when such delays occur or impending delays are likely to occur and shall continue to advise it of new shipping schedules and/or changes thereto. In the event an excusable delay continues for a period of six months or more beyond the scheduled delivery date, Airline or CFM may, upon thirty days written notice to the other, cancel the part of any purchase order so delayed and CFM shall return to Airline all payments relative to the canceled part of the order and Airline shall pay CFM its reasonable cancellation charges.

ARTICLE IX - PATENTS
--------------------

A. CFM shall handle all claims and defend any suit or proceeding brought against Airline insofar as based on a claim that without further combination, any Product furnished under this Agreement constitutes an infringement of any patent of the United States or of any patent of any other country that is signatory to Article 27 of the Convention on International Civil Aviation signed by the United States at Chicago on December 7, 1944, in which Airline is authorized to operate or in which another airline pursuant to lawful interchange, lease or similar arrangement, operates aircraft of Airline.
   This paragraph shall apply only to any Product manufactured to CFM's design.

B. Airline shall promptly notify CFM in writing and give CFM authority, information and assistance (at CFM's expense) for the defense of any suit or proceeding. In case such Product is held in such suit or proceeding to constitute infringement and the use of said Product is enjoined, CFM shall expeditiously, at its own expense and at its option, either (1) procure for Airline the right to continue using said Product; (2) replace same with satisfactory and noninfringing Product; or (3) modify same so it becomes satisfactory and noninfringing. CFM shall not be responsible to Airline or to said other airline, for incidental or consequential damages, including, but not limited to, costs, expenses, liabilities and/or loss of profits resulting from loss of use under this Article IX.

The foregoing shall constitute the sole remedy of Airline and the sole liability of CFM for patent infringement.

ARTICLE X - INFORMATION AND DATA
--------------------------------

A. All information and data (including, but not limited to, designs, drawings, blueprints, tracings, plans, models, layouts, specifications, and memoranda) which may be furnished or made available to Airline directly or indirectly as the result of this Agreement shall remain the property of CFM, GE or SNECMA as the case may be. This information and data is proprietary to CFM and shall neither be used by Airline nor furnished by Airline to any other person, firm or corporation for the design or manufacture of any Product nor permitted out of Airline's possession nor divulged to any other person, firm or corporation, except as required by law or as otherwise agreed in writing.
   [*] Airline shall take all steps necessary to insure compliance by its employees, and agents with this Article X.

   CFM agrees to negotiate, in good faith, the necessary agreements to permit Airline to repair third party engines, pursuant to CFM's then current policy.

B. Except as provided in paragraph A above, nothing in this Agreement shall convey to Airline the right to reproduce or cause the reproduction of any Product of a design identical or similar to that of the Product purchased hereunder or give to Airline a license under any patents or rights owned or controlled by CFM, GE or SNECMA.

C. If computer software is provided by CFM to Airline under this Agreement, it is understood that only CFM owns and/or has the right to license such software product(s) to third parties and that Airline shall have the limited right to use such software in its operation and maintenance of its Engines.

ARTICLE XI - FAA AND DGAC CERTIFICATION REQUIREMENTS
----------------------------------------------------

A. All Products, when required by the U.S. and/or French Governments, shall, at time of delivery:

   1. Conform to a Type Certificate issued by the FAA and DGAC;

   2. Conform to applicable regulations issued by the FAA and DGAC, provided such regulations are promulgated prior to the date of Airline's purchase order issued under this Agreement for such Products .

B. If, subsequent to the date of acceptance of the purchase order for such Products but prior to their delivery by CFM to Airline, the FAA and/or DGAC issue

[*]  CONFIDENTIAL TREATMENT REQUESTED
   changes in regulations covering Products sold under this Agreement and such changes in regulations first become known to CFM after the date of Airline purchase orders for such Products, then all costs associated with any Product modifications necessitated thereby will be shared equally by CFM and Airline; provided however, that costs associated with any modifications to the airframe required by such Product modifications shall not be borne by CFM.

C. Any delay occasioned by complying with such regulations set forth in Paragraph B above shall be deemed an Excusable Delay under Article VIII hereof.

D. CFM shall make the required adjustments to the Engine specifications set forth between CFM and the airframe manufacturer and to the special guarantees set forth in paragraph J. of Section II of Exhibit B as applicable.

ARTICLE XII - TERMINATION FOR INSOLVENCY
----------------------------------------

A. Upon the commencement of any bankruptcy or reorganization proceeding by or against either party hereto (which in the case of an involuntary proceeding, is not dismissed within sixty (60) days of the commencement date) (the "Defaulting Party"), the other party hereto may, upon written notice to the
    ----------------
   Defaulting Party, cease to perform any and all of its obligations under this Agreement and the purchase orders hereunder (including, without limitation, continuing work in progress and making deliveries or progress payments or downpayments) unless the Defaulting Party shall provide adequate assurance, in the opinion of the other party hereto, that the Defaulting Party will continue to perform all of its obligations under this Agreement and the purchase orders hereunder in accordance with the terms hereof, and will promptly compensate the other party hereto for any actual pecuniary loss resulting from the Defaulting Party being unable to perform in full its obligations hereunder and under the purchase orders. If the Defaulting Party or the trustee thereof shall fail to promptly provide such adequate assurance, upon notice to the Defaulting Party by the other party hereto, this Agreement and all purchase orders hereunder shall be canceled.

B. Either party, at its option, may cancel this Agreement or any purchase order hereunder with respect to any or all of the Products to be furnished hereunder which are undelivered or not furnished on the effective date of such cancellation by giving the other party written notice, as hereinafter provided, at any time after a receiver of the other's assets is appointed on account of insolvency, or the other makes a general assignment for the benefit of its creditors and such appointment of a receiver shall remain in force undismissed, unvacated or unstayed for a period of sixty days thereafter. Such notice of cancellation shall be given thirty days prior to the effective date of cancellation, except that, in the case of a voluntary general assignment for the benefit of creditors, such notice need not precede the effective date of cancellation.

ARTICLE XIII - LIMITATION OF LIABILITY
--------------------------------------

The liability of CFM to Airline arising out of, connected with, or resulting from the manufacture, sale, possession, use or handling of any Product (including Engines installed on Airline's aircraft as original equipment) whether in contract, tort (including negligence) or otherwise, shall be as set forth in the Product Support Plan included in Exhibit B hereof, and shall not in any event exceed the purchase price of the Product giving rise to Airline's claim. The foregoing shall constitute the sole remedy of Airline and the sole liability of CFM. In no event shall CFM be liable for special or consequential damages. As used herein, the term "CFM" shall be deemed to include GE, SNECMA
                                    ---
and CFM. THE WARRANTIES AND GUARANTEES SET FORTH IN THE PRODUCT SUPPORT PLAN ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES AND GUARANTEES WHETHER WRITTEN, STATUTORY, ORAL, OR IMPLIED (INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR PURPOSE).

ARTICLE XIV - EXPORT SHIPMENT
-----------------------------

If CFM agrees in writing upon Airline's written request, to assist Airline to arrange for export shipment of Products, Airline shall pay CFM for all fees and expenses including, but not limited to, those covering preparation of consular invoices, freight, storage, and Warehouse to Warehouse (including war risk) insurance, upon submission of CFM's invoices. In such event, CFM will assist Airline in applying for any required Export License and in preparing consular documents according to Airline's instructions or in the absence thereof, according to its best judgment but without liability for error or incorrect declarations including, but not limited to, liability for fines or other charges.

ARTICLE XV - WAIVER OF IMMUNITY
-------------------------------

To the extent that Airline or any of its property is or becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any competent court, from service of process, from attachment prior to judgment, from attachment in aid of execution, or from execution prior to judgment, or other legal process in any jurisdiction, Airline for itself and its property does hereby irrevocably and unconditionally waive, and agree not to plead or claim, any such immunity with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or the subject matter hereof. Such agreement shall be irrevocable and not subject to withdrawal in any and all jurisdictions including, without limitation, under the Foreign Sovereign Immunities Act of 1976 of the United States of America.

ARTICLE XVI - GOVERNMENTAL AUTHORIZATION
----------------------------------------

Airline shall be responsible for obtaining any required authorization such as an Export License, Import License, Exchange Permit or any other required governmental authorization relating to the import and export of the Products. Airline shall restrict disclosure of all information and data furnished thereto under this Agreement and shall ship the direct product of such information and data to only those destinations which are authorized by the U.S. and/or French Governments. At the request of Airline, CFM will provide Airline with a list of such authorized destinations. CFM shall not be liable if any authorization is delayed, denied, revoked, restricted or not renewed and Airline shall not be relieved of its obligation to pay CFM.

ARTICLE XVII - NOTICES
----------------------

Any notices under this Agreement shall become effective upon receipt and shall be in writing and be delivered or sent by mail or electronic transmission to the respective parties at the following addresses, which may be changed by written notice:

To: Midway Airlines Corp.             To:   CFM International, Inc.
    2801 Slater Road, Suite 200             P.O. Box 15514
    Morrisville, NC 27560                   Cincinnati, Ohio 45215-0514


Attention: General Counsel            Attention:  Director, Commercial Contracts
Fax: 919-595-1705                     Fax: 513-243-9762


ARTICLE XVIII - MISCELLANEOUS
-----------------------------

A. Except as provided in Exhibit B, paragraph E of Section II, this Agreement may not be assigned, in whole or in part, by either party without the prior written consent of the other party, except that Airline's consent shall not be required for the substitution of any other company jointly owned by GE and SNECMA in place of CFM as the contracting party (provided that GE and SNECMA shall remain primarily liable for the performance of this Agreement) and the recipient of any or all payments and/or for the assignment of CFM's payment rights to CFM's suppliers.

B. The rights herein granted and this Agreement are for the benefit of the parties hereto and are not for the benefit of any third person, firm or corporation, except as expressly provided herein with respect to GE and SNECMA, and nothing herein contained shall be construed to create any rights in any third parties under, as the result of, or in connection with this Agreement.

C. This Agreement contains information specifically for Airline and CFM and nothing herein contained shall be divulged by Airline or CFM to any third person, firm or corporation, without the prior written consent of the other party which consent shall not be unreasonably withheld except that CFM's consent shall not be required for disclosure to Airline's agents, attorneys, financial advisors and permitted assignees, or as otherwise required by law.

D. This Agreement shall be construed, interpreted and applied in accordance with the law of the State of New York. The United Nations Conference on contracts for the International Sale of Goods shall not apply to this Agreement.

E. This Agreement and all Letter Agreements relating hereto contain the entire and only agreement between the parties, and it supersedes all pre-existing agreements between such parties, respecting the subject matter hereof; and any representation, promise or condition in connection therewith not incorporated herein shall not be binding upon either party. No modification, renewal, extension, waiver, or termination of this Agreement or any of the provisions herein contained shall be binding upon the party against whom enforcement of such modification, renewal, extension, waiver or termination (except as provided in Article XII hereof) is sought, unless it is made in writing and signed on behalf of CFM and Airline by duly authorized executives.

F. This Agreement shall remain in full force and effect until (1) Airline ceases to operate at least one aircraft powered by Products set forth herein, (2) less than five aircraft powered by such Products are in commercial airline service, (3) this Agreement is terminated in whole or in part under either the provisions of Excusable Delay or Termination for Insolvency herein, or
   (4) by mutual consent of the parties, whichever occurs first.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and the year first above written.


MIDWAY AIRLINES                               CFM INTERNATIONAL, INC.
CORPORATION

By:  ___________________________              By:  __________________________

Typed Name:  ___________________              Typed Name:  __________________

Title:  ________________________              Title:  _______________________

Date:   ________________________              Date:  ________________________

                                   EXHIBIT B
                                   ---------

                           CFM56 PRODUCT SUPPORT PLAN
                           --------------------------

SECTION I - DEFINITIONS
-----------------------

These definitions shall apply for all purposes of this Agreement unless the context otherwise requires.

1. "Aircraft" means the aircraft on which the CFM Engine listed in Exhibit A to
    --------
   the Agreement is installed.

2. "Agreement" means the General Terms Agreement between CFM and Airline to
    ---------
   which this Exhibit B is attached.

3. "Control and Accessories Vendors" means those third party vendors that sell
    -------------------------------
   to CFM or Airline Engine controls and accessories.

4. "Engine" means the Engines described in Exhibit A which are purchased and/or
    ------
   leased by Airline.

5. "Expendable Parts" means those Parts which must routinely be replaced during
    ----------------
   Inspection, repair, or maintenance, whether or not such Parts have been damaged, and other Parts which are customarily replaced at each such Inspection and maintenance period such as filter inserts and other short-lived items which are not dependent on wear out but replaced at predetermined intervals.

6. "Failed Parts" [*]
    ------------

7. "Failure" [*]
    -------

[*] CONFIDENTIAL TREATMENT REQUESTED

8.  "Flight Cycle" means the complete running of an Engine from start through
     ------------
    any condition of flight and ending at Engine shutdown. A "touch and go
                                                              ------------
    landing" used during pilot training shall be considered as a "Flight Cycle."
    -------                                                       ------------

9.  "Flight Hours" means the cumulative number of airborne hours in operation of
     ------------
    each Engine computed from the time an aircraft leaves the ground until it touches the ground at the end of a flight.

10. "Foreign Object Damage" means any damage to the Engine caused by objects
     ---------------------
    which are not part of the Engine and Engine Optional Equipment.

11. "Inspection" means the observation of an Engine or Parts thereof, through
     ----------
    disassembly or other means, for the purpose of determining serviceability.

12. "Labor Allowance"  [*]
     ---------------

13. "Module" means the Engine Modules described in Exhibit A.
     ------

14. "Part" means only those Engine and Engine module parts which have been sold
     ----
    originally by CFM to Airline or to the airframe manufacturer as part of the aircraft sold by the airframe manufacturer to Airline. The term excludes parts which were furnished on new Engines and Modules but are procured directly from vendors as such parts are covered by the vendor warranty and the CFM "Vendor Warranty Back Up."  Also excluded are
                          -----------------------
    Expendable Parts and customary short-lived items such as igniters and filter inserts.

15. "Parts Credit Allowance"  [*]
     ----------------------

16. "Part Cycles" means the total number of Flight Cycles accumulated by a Part.
     -----------

[*] CONFIDENTIAL TREATMENT REQUESTED

17. "Parts Repair" means the CFM recommended rework or restoration of Failed
     ------------
    Parts to a serviceable condition, excluding repair of normal wear and tear and deterioration.

18. "Part Time" means the total number of Flight Hours flown by a Part.
     ---------

19. "Scheduled Inspection" means the inspection of an Engine conducted when an
     --------------------
    Engine has approximately completed a planned operating interval.

20. "Scrapped Parts" means those Parts determined to be unserviceable and not
     --------------
    repairable by virtue of reliability, performance or repair costs. Such Parts shall be considered as scrapped if they bear a scrap tag duly countersigned by a CFM representative. Such Parts shall be disposed of by Airline unless requested by CFM for engineering analysis, in which event any handling and shipping shall be at CFM's expense.

21. "Ultimate Life" of a Part means the approved limitation on use of a Part, in
     -------------
    cumulative Flight Hours or Flight Cycles, which either CFM or a U.S. and/or French Government authority establish as the maximum period of allowed operational time for such Parts in Airline service, with periodic repair and restoration. The term does not include individual Failure from wear and tear or other cause not related to the total usage capability of all such Parts in Airline service.

SECTION II - WARRANTIES
-----------------------

A.  Engine Warranty
    ---------------

    1. CFM warrants each Engine and Module against Failure for the initial [*] Flight Hours as follows:

         a.  Parts Credit Allowance will be granted for any Failed Parts.

         b. Labor Allowance for disassembly, reassembly, test and Parts repair of any new Engine Part will be granted for replacement of Failed Parts.

         c.  Such Parts Credit Allowance, test and Labor Allowance will be:
             100% from new to [*] Flight Hours and decreasing pro rata from 100% at [*] Flight Hours to zero percent at [*] Flight Hours.

     2.  As an alternative to the above allowances, CFM shall, upon request of
         Airline:

[*] CONFIDENTIAL TREATMENT REQUESTED

       a. Arrange to have the failed Engines and Modules repaired, as appropriate, at a facility designated by CFM, at no charge to Airline for the first [*] Flight Hours and at a charge to Airline increasing pro rata from zero percent of CFM's repair costs at [*] Flight Hours to 100% of such CFM repair costs at [*] Flight Hours.

       b.   CFM56-7B20 Engine Thrust Extended Warranty
            ------------------------------------------

            Prior to delivery of the first leased or purchased Aircraft, Airline shall notify CFM in writing of Airline's intent to purchase the Extended Engine Warranty for the Airline's fleet. In the event Airline fails to provide such prior notice, the option to purchase this Extended Engine Warranty shall expire upon the delivery of the first leased or purchased Aircraft. In addition, CFM shall invoice Airline for the Extended Engine Warranty purchased by the Airline concurrent with each Aircraft delivery in accordance with the following prices, which shall be subject to escalation from May 1999 to Aircraft delivery.

            . 100% Parts Credit Allowance and Labor Allowance for the first [*] Engine Flight Hours ("EFH"), decreasing pro rata to 0% Parts Credit Allowance and Labor Allowance at [*] EFH - $ [*] (price per engine); or

            . 100% Parts Credit Allowance and Labor Allowance for the first [*] Engine Flight Hours ("EFH"), decreasing pro rata to 0% Parts Credit Allowance and Labor Allowance at [*] EFH - $ [*] (price per engine); or

            . 100% Parts Credit Allowance and Labor Allowance for the first [*] EFH, decreasing pro rata to 0% Parts Credit Allowance and Labor Allowance at [*] Engine Flight Hours ("EFH") -
               $ [*] (price per engine).

B. Parts Warranty
   --------------

   In addition to the warranty granted for Engines and Modules, CFM warrants Engine and Module Parts as follows:

   1.  During the first [*] Flight Hours for such Parts and Expendable
       Parts, CFM will grant 100% Parts Credit Allowance or Labor Allowance for repair labor for Failed Parts.

   2. CFM will grant a pro rata Parts Credit Allowance for Scrapped Parts decreasing from 100% at [*] Flight Hours Part Time to zero percent at the applicable hours designated in Table 1.

[*] CONFIDENTIAL TREATMENT REQUESTED

C. Ultimate Life Warranty
   ----------------------

   1.  CFM warrants Ultimate Life limits on the following Parts:


       a.   [*]
       b.   [*]
       c.   [*]
       d.   [*]
       e.   [*]
       f.   [*]
       g.   [*]
       h.   [*]
       i.   [*]
       j.   [*]

   2. CFM will grant a pro rata Parts Credit Allowance decreasing from 100% when new to zero percent at [*] Flight Hours or [*] Flight Cycles, whichever comes earlier. Credit will be granted only when such Parts are permanently removed from service by a CFM or a U.S. and/or French Government imposed Ultimate Life limitation of less than [*] Flight Hours or [*] Flight Cycles.

D. Campaign Change Warranty
   ------------------------

   1.  [*]

       Engines and Modules
       -------------------

       (i) 100% for Parts in inventory or removed from service when new or with [*] Flight Hours or less total Part Time.

       (ii) 50% for Parts in inventory or removed from service with over [*] Flight Hours since new, regardless of warranty status.

[*] CONFIDENTIAL TREATMENT REQUESTED

   2. Labor Allowance - CFM will grant [*] Labor Allowance for [*] of CFM supplied Engines, Modules, or Parts therefor when such action is required to comply with a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive. A Labor Allowance will be granted by CFM for other CFM issued Service Bulletins if so specified in such Service Bulletins.

   3. Life Controlled Rotating Parts retired by Ultimate Life limits including FAA and/or DGAC Airworthiness Directive, are excluded from Campaign Change Warranty.

NOTE: The cost of shipping the Parts set forth in the warranties above (paragraphs A-D) shall be shared by CFM and Airline according to the pro-rata sharing set forth therein.

E. Warranty Pass-On
   ----------------

   If requested by Airline, CFM will extend warranty support for Engines sold by Airline to an entity not in material default under an agreement with CFM. CFM will provide Airline with notice if there exists such a material default. Such warranty support will be limited to the unexpired portion of the Engine Warranty, Parts Warranty, Ultimate Life Warranty and Campaign Change Warranty and will require such operator(s) to agree, in writing, to be bound by, and comply with, all the terms and conditions, including the limitations, applicable to such warranties as set forth in this Agreement. It agreed by Airline that Airline will reimburse CFM for the cost incurred by CFM in producing any legal opinions associated with CFM's consent to the above Warranties.

F. Vendor Warranty Back-Up
   -----------------------

   1. CFM Controls and Accessories Vendors provide a warranty on their products used on CFM Engines. This warranty applies to controls and accessories sold to CFM for delivery on installed or spare Engines, and controls and accessories sold by the Vendor to the Airline on a direct purchase basis. In the event the controls and accessories suffer a Failure during the vendors warranty period, the Airline will submit a claim directly to the vendor in accordance with the terms and conditions of the Vendor's warranty.

   2. In the event a Controls and Accessories Vendor fails to provide a warranty at least as favorable as the CFM engine warranty (for complete controls and accessories) or parts warranty (for components thereof), or if provided, rejects a proper claim from the Airline, CFM will intercede on behalf of the Airline to

[*] CONFIDENTIAL TREATMENT REQUESTED
      resolve the claim with the vendor. In the event CFM is unable to resolve a proper claim with the vendor, CFM will honor a claim from the Airline under the provisions and limitations of CFM's Engine or Parts warranty, as applicable. Settlements under vendor back-up warranty will exclude credits for resultant damage to or from Controls and Accessories procured directly by Airline from Vendors.

G. Vendor Interface Warranty
   -------------------------

   Should any CFM control or accessory, for which CFM is responsible, develop a problem due to its environment or interface with other controls and accessories or with the Engine, or any Part thereof, reverser, or equipment supplied by the aircraft manufacturer, CFM will be responsible for initiating corrective action. If the vendor disclaims warranty responsibility for parts requiring replacement, CFM will apply the provisions of its parts warranty to such part whether it was purchased originally from CFM or directly from the vendor.

H. Condition Monitoring Warranty
   -----------------------------

   1. CFM warrants CFM56 condition monitoring equipment, installed on Engines, in accordance with the provisions of its engine warranty as heretofore set forth, except that no Labor Allowance will be granted for [*] and [*] of any new Engine component due soley to data received from inoperative or malfunctioning condition monitoring equipment.

   2. CFM warrants CFM56 condition monitoring equipment, purchased as Spare Parts, in accordance with the provisions of its Parts warranty as set forth in paragraph B of Section II hereof.

I. Special Tools and Test Equipment Warranty
   -----------------------------------------

   1. CFM warrants to Airline that special tools and test equipment sold hereunder will, at the time of delivery, be free from defects in material, workmanship, and title.

   2. If it appears within [*] from the date of shipment by CFM that any special tool or test equipment delivered hereunder does not meet the warranties specified in Paragraph 1. above and the Airline so notifies CFM in writing prior to the expiration of 30 days after the end of that [*], CFM shall, at its option, upon Airline's satisfactory demonstration that the special tools or test equipment was defective at the time of delivery, correct any such defects either by repairing the defective item or by making available a repair or replacement

[*] CONFIDENTIAL TREATMENT REQUESTED
       item, Ex Works. At the request of CFM, Airline, at its expense, shall ship the defective item to a location on the Airline's system designated by CFM.

   3. CFM reserves the right to make changes in design and add improvements without incurring any obligation (except as may exist under paragraph 1 above) to make, at CFM's expense, the same on other special tools or test equipment previously sold by CFM.

   4. This warranty is applicable only if the special tools and test equipment are operated, handled, used, maintained and repaired in accordance with CFM's then-current recommendations as stated in its manuals, bulletins or other written recommendations.

J. SPECIAL GUARANTEES
   ------------------

       CFM offers the following special guarantees to provide Airline with assurance of effective performance retention, high reliability, and economical operation of CFM56-7B engines in Airline's 737 aircraft. These guarantees have been tailored to the fleet average flight conditions of Airline. The basis for these guarantees is described in Attachment A.


       1.   Shop Visit Rate Guarantee
            -------------------------

            [*]

            [*]

            [*]

       2.   In-Flight Shutdown ("IFSD") Guarantee
            -------------------------------------

            [*]

            [*]

[*] CONFIDENTIAL TREATMENT REQUESTED

            [*]

            [*]

       3.   Delay and Cancellation Rate Guarantee
            -------------------------------------

            [*]

            [*]

            [*]


       4.   Exhaust Gas Temperature (EGT) Guarantee
            ---------------------------------------

            [*]

            [*]

[*] CONFIDENTIAL TREATMENT REQUESTED

            [*]

            [*]

            [*]

       5.   Performance Retention Guarantee
            -------------------------------

            A.  [*]

                [*]

      6.    Maintenance Material Cost Guarantee
            -----------------------------------

            [*]

[*] CONFIDENTIAL TREATMENT REQUESTED

          [*]

          [*]


K. THE WARRANTIES AND GUARANTEES SET FORTH IN THIS PRODUCT SUPPORT PLAN ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES AND GUARANTEES, WHETHER WRITTEN, STATUTORY, ORAL, OR IMPLIED (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR PURPOSE).

SECTION III - SPARE PARTS PROVISIONING
--------------------------------------

A. Provisioning Data
   -----------------

   1. In connection with Airline's initial provisioning of Spare Parts, CFM shall furnish Airline with data in accordance with ATA 200 Specification using a revision mutually agreed to in writing by CFM and Airline.

   2. It is the intention of the parties hereto to comply with the requirements of the ATA 200 Specification and any future changes thereto, except that neither party shall deny the other the right to negotiate reasonable changes in the procedures or requirements of the Specification which procedures or requirements, if complied with exactly, would result in an undue operating burden or unnecessary economic penalty.

       The data to be provided by CFM to Airline shall encompass all Parts listed in CFM's Illustrated Parts Catalogs. CFM further agrees to become total supplier of initial provisioning data for all vendor spare parts in accordance with Paragraph 1. above.

[*]  CONFIDENTIAL TREATMENT REQUESTED

   3. Beginning on a date no earlier than eighteen (18) months and no later than twelve (12) months prior to delivery of Airline's first Aircraft, or as mutually agreed, CFM shall provide to Airline a complete set of initial provisioning data and shall progressively revise this data until ninety (90) days after delivery of the last spare Engine specified in its initial purchase order or as mutually agreed. A status report will be issued periodically. Provisioning data will be reinstituted for subsequent spare Engines reflecting the latest modification status. CFM will make available a list of major suppliers as requested by Airline. CFM will provide, or cause to be provided on behalf of its vendors, the same service detailed in this clause.

B. Pre-Provisioning Conference
   ---------------------------

   A pre-provisioning conference, attended by CFM and Airline personnel directly responsible for initial provisioning of Spare Parts hereunder, will be held at a mutually agreed time and place prior to the placing by Airline of initial provisioning purchase orders. The purpose of this conference is to discuss systems, procedures and documents available to the Airline for the initial provisioning cycle of the Products.

C. Changes
   -------

   CFM shall have the right to make corrections and changes in the Initial Provisioning Data in accordance with Chapter 2 (Initial Provisioning) of ATA 200 Specification or Chapter 1 of ATA 2000 Specification using a revision mutually agreed to in writing by CFM and Airline. [*], CFM will progressively revise Airline's Procurement Data tape in accordance with Chapter 3 (Order Administration) of ATA 200 Specification or Chapter 2 of ATA 2000 Specification entitled "Integrated Data Processing Supply" using a revision mutually agreed to in writing by CFM and Airline.

D. Return Of Parts
   ---------------

   Airline shall have the right to return to CFM, [*], any new or unused Part which has been shipped in excess of the quantity ordered or which is not the part number ordered or which is in a discrepant condition except for damage in transit.

E. Parts Buy-Back
   --------------

* CONFIDENTIAL TREATMENT REQUESTED

   [*]

F. Parts of Modified Design
   ------------------------

   1. CFM shall have the right to make modifications to design or changes in the Spare Parts sold to Airline hereunder.

   2. CFM will from time to time inform Airline in accordance with the means set forth in ATA 200 Specification, when such Spare Parts of modified design become available for shipment hereunder.

   3. Spare Parts of the modified design will be supplied unless Airline advises CFM in writing of its contrary desire within ninety (90) days of the issuance of the Service Bulletin specifying the change to the modified Parts. In such event, Airline may negotiate for the continued supply of Spare Parts of the premodified design at a rate of delivery and price to be agreed upon.

G. Spare Parts Availability
   ------------------------

   1. CFM will ship reasonable quantities (defined as three (3) months normal usage) of spare Parts which are included in CFM's Engine Spare Parts Catalog within a thirty (30) day lead time following receipt of an acceptable purchase order from Airline.

       Spare Parts and other CFM furnished material which are not included in the CFM56 Engine Spare Parts Price Catalog and for which lead time has not been quoted will be shipped as quoted by CFM.


   2. CFM will maintain a stock of spare Parts to cover Airline's emergency needs. For purposes of this Paragraph, emergency is understood by CFM and Airline to mean the occurrence of any one of the following conditions:

* CONFIDENTIAL TREATMENT REQUESTED

                    AOG         -    Aircraft on Ground
                    Critical    -    Imminent AOG or Work Stoppage
                    Expedite    -    Less than Normal Lead Time

       Airline will order spare Parts according to lead time as provided in Paragraph 1. above, but should Airline's spare Parts requirements arise as a result of an emergency, Airline can draw such spare Parts from CFM's stock. A 24-hour telephone service is available to Airline for this purpose. If an emergency does exist, CFM will ship required spare Part(s) within the time period set forth below following receipt of an acceptable purchase order from Airline.

                    AOG         -    [*]
                    Critical    -    [*]
                    Expedite    -    [*]

SECTION IV - TECHNICAL DATA
---------------------------

A. CFM shall make available to Airline the technical data, including revisions thereof, at no charge, in the quantities as specified in Exhibit E and at a time and to a location as mutually agreed.

   Such technical data shall be prepared by CFM in accordance with the applicable provisions of ATA 100 or 2100 Specification (including necessary deviations) as the same may be revised from time to time.

   If Airline requires CFM to furnish the technical data in a form different from that normally furnished by CFM pursuant to ATA 100 or 2100 Specification, or in quantities greater than those specified in Exhibit E, CFM will, upon written request from Airline, furnish Airline with a written quotation for furnishing such technical data.

   Revisions to the above technical data shall be furnished by CFM to Airline at no charge for quantities equivalent to the quantities specified in Exhibit E for as long as Airline operates one (1) CFM56 powered aircraft and there is a total of five (5) CFM56 powered aircraft in commercial airline service. Such quantities of revisions may be mutually modified in order to reflect any change in Airline's CFM56 operation.

   CFM shall incorporate in the Engine Illustrated Parts Catalog and Engine Shop Manual all appropriate CFM service bulletins for as long as Airline receives revisions to technical data. Premodified and postmodified configurations shall be

* CONFIDENTIAL TREATMENT REQUESTED
   included by CFM unless Airline informs CFM that a configuration is no longer required.

   CFM shall incorporate in the Engine Illustrated Parts Catalog and the Engine Manual all appropriate CFM Service Bulletins for as long as Airline receives revisions to technical information or data. Premodified and postmodified configurations shall be included by CFM unless Airline informs CFM that a configuration is no longer required.

B. CFM will require each vendor to furnish technical data consisting of copies of a component maintenance manual and service bulletins. Such vendor publications shall be furnished by CFM to Airline in accordance with and subject to the same provisions as those set forth in Paragraph A. above.

C. CFM will also require its ground support equipment vendors, where appropriate, to furnish to Airline, at no charge, technical data determined by CFM to be necessary for Airline to maintain, overhaul and calibrate special tools and test equipment. Such vendor-furnished technical data shall be furnished in accordance with and subject to the same provisions as those set forth in Paragraph A. above, except that the technical data shall be prepared in accordance with the applicable provisions of ATA 101 Specification, as the same may be revised from time to time.

D. The following technical data, not covered by ATA Specifications, shall be furnished by CFM to Airline in the quantities and at a time and to a location as mutually agreed:

          .  Installation Manual (if required)
          .  General Facility Study
          .  Parts serialization records

E. Where applicable, technical data as described in the above Paragraphs A., B. and D., furnished by CFM or by CFM vendors to Airline hereunder, shall be printed in the simplified English language as defined by AECMA (Association Europeenne des Constructeurs de Material Aerospatial).

F. All technical data furnished herein by CFM to Airline shall be subject to the provisions of Article X, "Information and Data", of this Agreement.

SECTION V - TECHNICAL TRAINING
------------------------------

1. General
   -------

   This part describes the current maintenance training to be provided by CFM at CFM's training facility in Springdale, Ohio. CFM will provide at no charge to Airline, except as otherwise provided herein, a number of student days* for maintenance training as defined hereunder:

       -  [*]
       -  [*]

   These days will be selected from the list given in (3), "Standard Maintenance Training Program" on the next page. [*] CFM and Airline shall establish a mutually agreeable schedule for use of the maintenance training days.

   All instruction, examinations and materials shall be prepared and presented in the English language and in the units of measure used by CFM. Airline will provide interpreters, if required, for Airline's personnel.

   Buyer will be responsible for the living and medical expenses of Airline's personnel during maintenance training. For maintenance training provided at Springdale, Ohio, CFM will assist Airline's personnel in making arrangements for hotels and transportation between selected lodging and the training facility.

2. Maintenance Training Conference
   -------------------------------

   As soon as reasonably practical prior to delivery of Airline's first aircraft, CFM and Buyer will conduct a maintenance training conference call in order to schedule and discuss the maintenance training or, the Airline is welcome to visit CFM's training facilities and discuss training. During the maintenance training conference call or visit, the Airline will indicate the courses selected and arrange a mutually acceptable schedule.

   * Student days = # of students X # of class days

3. Standard Maintenance Training
   -----------------------------

   Standard Maintenance Training will consist of computer based training or classroom presentations supported by training materials and, when applicable, hands-on practice. Training material will be based on ATA104 guidelines.

   ATA104 - Level I       -     General Familiarization
   ATA104 - Level II      -     Ramp and Transit
   ATA104 - Level III     -     Line and Base Maintenance

[*] CONFIDENTIAL TREATMENT REQUESTED

   ATA104 - Level IV       -    Specialized Training
                                Major Module Replacement
                                Module Replacement
                                Fan Trim Balance
                                Borescope Inspection

4. Optional Maintenance Training
   -----------------------------

   Non-standard maintenance training courses are described in the current CFM Training Course Syllabus and CFM will provide a quote upon request.

5. Training at a Facility Other Than CFM's
   ---------------------------------------

   If requested prior to the conclusion of the maintenance training planning conference call or visit, CFM will conduct the classroom training described in (3), "Standard Maintenance Training" at a mutually acceptable alternate training site, subject to the following conditions.

   5.1 Airline will be responsible for providing acceptable classroom space and training equipment required to present the CFM courseware.

   5.2 Airline will pay CFM's travel and living charges for each CFM instructor for each day, or fraction thereof, such instructor is away from Springdale, Ohio.

   5.3 Airline will reimburse CFM for round-trip transportation for CFM's instructors and training materials between Springdale, Ohio, and such alternate training site.

   5.4 Those portions of the training that require the use of CFM's training devices shall be conducted at CFM designated facilities.

6. Supplier Training
   -----------------

   The standard maintenance training includes sufficient information on the location, operation and servicing of engine equipment, accessories and parts provided by suppliers to support line maintenance functions.

   If Airline requires additional maintenance training with respect to any supplier-provided equipment, accessories or parts, Airline will schedule such training directly with the supplier.

7. Student Training Material
   -------------------------

   7.1    Manuals

          When required, CFM will provide, at the beginning of each maintenance training course, one set of training manuals, or equivalent, for each student attending such course.

   7.2    Other Training Material

          CFM will provide one set of the following training material, per course, as applicable.

               Video Tapes - CFM will lend a set of video tapes on 3/4 inch U-matic or 1/2 inch VHS cassettes in NTSC, PAL or SECAM standard, as selected by the Airline.

SECTION VI - CUSTOMER SERVICE
------------------------------

A. CFM shall assign to Airline [*], a Customer Support Manager located at CFM's factory to provide and coordinate appropriate liaison between the Airline and CFM's factory personnel.

B. CFM shall also make available to Airline [*], a Field Service Representative as CFM's representative at Airline's maintenance base plus a Shop Specialist to be assigned by CFM to the engine shop facility selected by Airline. These specialists will assist Airline in areas of unscheduled maintenance action and scrap approval and will provide rapid communication between Airline's maintenance base and CFM's factory personnel.

SECTION VII - PRODUCT SUPPORT ENGINEERING
-----------------------------------------

Factory based [*] to Airline engineers who are specialized in powerplant engineering problems are available, at no charge to Airline, to make visits to Airline as mutually agreed when problems are encountered. These engineers will coordinate with the CFM56 design engineers and Airline's powerplant engineering group. Where specific design problems require a better understanding of Airline's experience, design engineers will work directly with Airline's powerplant engineering personnel to solve the problem.

SECTION VIII - OPERATIONS ENGINEERING
-------------------------------------

[*] CONFIDENTIAL TREATMENT REQUESTED

Operations Engineering survey teams are available, [*] to Airline, to make surveys as mutually agreed by Airline maintenance and operating procedures. These survey teams will be able to provide service to all Airlines operating CFM56 Engines. This group will include experienced operations engineers who will be available for flying jump-seat on CFM56-powered aircraft, and discussing operating procedures with the crews.

SECTION IX - GROUND SUPPORT EQUIPMENT
-------------------------------------


Engine maintenance tooling, lifting devices, transportation devices, and accessory or component stands will be offered for sale to Airline by CFM. If Airline elects not to purchase this equipment directly from CFM, such equipment can be procured from CFM licensed vendors.


SECTION X - GENERAL CONDITIONS - CFM56 PRODUCT SUPPORT PLAN
-----------------------------------------------------------

A. Airline will maintain adequate operational and maintenance records and make these available for CFM inspection.

B. The warranty and guarantee provisions of this CFM56 Product Support Plan will not apply to any Product if it has been reasonably determined by CFM that the Engine or any Parts thereof:

       o    [*]

       o    [*]

       o    [*]

       o    [*]

       o    [*]

       o    [*]

[*] CONFIDENTIAL TREATMENT REQUESTED

       o    [*]

       o    [*]

C. The express provisions of this CFM56 Product Support Plan set forth the maximum liability of CFM with respect to claims of any kind, including negligence, arising out of manufacture, sale, possession, use or handling of the Products or Parts thereof or [*]. In no event shall CFM be liable for incidental or consequential damages. As used herein the term "CFM" shall be
                                                                 ---
   deemed to include GE, SNECMA and CFM.

D. Except as provided in the Vendor Warranty Back-up provisions in Paragraph F. of Section II hereof, no Parts Credit Allowance will be granted and no claim for loss or liability will be recognized by CFM for Parts of the Engine whether original, repair, replacement, or otherwise, unless sold originally by CFM to Airline for commercial use.

E. Airline shall apprise CFM of any Failure subject to the conditions of this CFM56 Product Support Plan within sixty (60) days after the discovery of such Failure. Any Part for which a Parts Credit Allowance is requested by Airline shall be returned to CFM upon specific request by CFM. Upon return to CFM, such Part shall become the property of CFM unless CFM directs otherwise. Transportation expenses shall be borne by CFM.

F. The warranty applicable to a replacement Part provided under the terms of the New Engine Warranty or New Parts Warranty shall be the same as the warranty on the original Part. The unexpired portion of the applicable warranty will apply to Parts repaired under the terms of such warranty.

G. Airline will cooperate with CFM in the development of Engine operating practices, repair procedures, and the like with the objective of improving Engine operating costs.

H. Except as provided in the Warranty Pass-On provisions in Paragraph E. of
   Section II hereof, this Product Support Plan applies only to the original purchaser of the CFM56 Engine, except that installed Engines supplied to Airline through the aircraft manufacturer shall be considered as original Airline purchases covered by this Product Support Plan.

[*] CONFIDENTIAL TREATMENT REQUESTED

I. Airline will provide CFM a report identifying serialized rotating parts which have been scrapped by Airline. Format and frequency of reporting will be mutually agreed to by Airline and CFM.

                                    TABLE 1
                                    -------

                           CFM56 WARRANTY PARTS LIST
                           -------------------------

                                ------------------------------------------------
                                ENGINE FLIGHT HOURS
                                ------------------------------------------------
                                [*]       [*]        [*]       [*]        [*]
--------------------------------------------------------------------------------
Fan Rotor/Booster
   -----------------------------------------------------------------------------
   Blades                       [*]       [*]        [*]       [*]        [*]
   -----------------------------------------------------------------------------
   Disk, Drum                   [*]       [*]        [*]       [*]        [*]
   -----------------------------------------------------------------------------
   Spinner                      [*]       [*]        [*]       [*]        [*]
--------------------------------------------------------------------------------
Fan Frame
--------------------------------------------------------------------------------
   Casing                       [*]       [*]        [*]       [*]        [*]
   -----------------------------------------------------------------------------
   Hub & Struts                 [*]       [*]        [*]       [*]        [*]
   -----------------------------------------------------------------------------
   Fairings                     [*]       [*]        [*]       [*]        [*]
   -----------------------------------------------------------------------------
   Splitter (Mid Ring)          [*]       [*]        [*]       [*]        [*]
   -----------------------------------------------------------------------------
   Vanes                        [*]       [*]        [*]       [*]        [*]
   -----------------------------------------------------------------------------
   Engine Mount                 [*]       [*]        [*]       [*]        [*]
--------------------------------------------------------------------------------
#1 & #2 Bearing Support
--------------------------------------------------------------------------------
   Bearings                     [*]       [*]        [*]       [*]        [*]
   -----------------------------------------------------------------------------
   Shaft                        [*]       [*]        [*]       [*]        [*]
   -----------------------------------------------------------------------------
   Support (Case)               [*]       [*]        [*]       [*]        [*]
--------------------------------------------------------------------------------
Inlet Gearbox & #3 Bearing
--------------------------------------------------------------------------------
   Bearings                     [*]       [*]        [*]       [*]        [*]
   -----------------------------------------------------------------------------
   Gear                         [*]       [*]        [*]       [*]        [*]
   -----------------------------------------------------------------------------
   Case                         [*]       [*]        [*]       [*]        [*]
--------------------------------------------------------------------------------
Compressor Rotor
--------------------------------------------------------------------------------
   Blades                       [*]       [*]        [*]       [*]        [*]
   -----------------------------------------------------------------------------
   Disk & Drums                 [*]       [*]        [*]       [*]        [*]
   -----------------------------------------------------------------------------
   Shaft                        [*]       [*]        [*]       [*]        [*]
--------------------------------------------------------------------------------
Compressor Stator
--------------------------------------------------------------------------------
   Casing                       [*]       [*]        [*]       [*]        [*]
   -----------------------------------------------------------------------------
   Shrouds                      [*]       [*]        [*]       [*]        [*]
   -----------------------------------------------------------------------------
   Vanes                        [*]       [*]        [*]       [*]        [*]
--------------------------------------------------------------------------------
Variable Stator
 Actuating Rings                [*]       [*]        [*]       [*]        [*]
--------------------------------------------------------------------------------

[*] CONFIDENTIAL TREATMENT REQUESTED

                                    TABLE 1
                                    -------

                           CFM56 WARRANTY PARTS LIST
                           -------------------------
                                   continued

                                   --------------------------------------------
                                   ENGINE FLIGHT HOURS
                                   --------------------------------------------
                                   [*]       [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------
Combustor Diffuser Nozzle (CDN)
   ----------------------------------------------------------------------------
   Casings                         [*]       [*]        [*]       [*]       [*]
   ----------------------------------------------------------------------------
   Combustor Liners                [*]       [*]        [*]       [*]       [*]
   ----------------------------------------------------------------------------
   Fuel Atomizer                   [*]       [*]        [*]       [*]       [*]
   ----------------------------------------------------------------------------
   HPT Nozzle                      [*]       [*]        [*]       [*]       [*]
   ----------------------------------------------------------------------------
   HPT Nozzle Support              [*]       [*]        [*]       [*]       [*]
   ----------------------------------------------------------------------------
   HPT Shroud                      [*]       [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------
HPT Rotor
-------------------------------------------------------------------------------
   Blades                          [*]       [*]        [*]       [*]       [*]
   ----------------------------------------------------------------------------
   Disks                           [*]       [*]        [*]       [*]       [*]
   ----------------------------------------------------------------------------
   Shafts                          [*]       [*]        [*]       [*]       [*]
   ----------------------------------------------------------------------------
   Retaining Ring                  [*]       [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------
LP Turbine
-------------------------------------------------------------------------------
   Casing                          [*]       [*]        [*]       [*]       [*]
   ----------------------------------------------------------------------------
   Vane Assemblies                 [*]       [*]        [*]       [*]       [*]
   ----------------------------------------------------------------------------
   Interstage Seals                [*]       [*]        [*]       [*]       [*]
   ----------------------------------------------------------------------------
   Shrouds                         [*]       [*]        [*]       [*]       [*]
   ----------------------------------------------------------------------------
   Disks                           [*]       [*]        [*]       [*]       [*]
   ----------------------------------------------------------------------------
   Shaft                           [*]       [*]        [*]       [*]       [*]
   ----------------------------------------------------------------------------
   Bearings                        [*]       [*]        [*]       [*]       [*]
   ----------------------------------------------------------------------------
   Blades                          [*]       [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------
Turbine Frame
-------------------------------------------------------------------------------
   Casing & Struts                 [*]       [*]        [*]       [*]       [*]
   ----------------------------------------------------------------------------
   Hub                             [*]       [*]        [*]       [*]       [*]
   ----------------------------------------------------------------------------
   Sump                            [*]       [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------
Accessory & Transfer Gearboxes
-------------------------------------------------------------------------------
   Case                            [*]       [*]        [*]       [*]       [*]
   ----------------------------------------------------------------------------
   Shafts                          [*]       [*]        [*]       [*]       [*]
   ----------------------------------------------------------------------------
   Gears                           [*]       [*]        [*]       [*]       [*]
   ----------------------------------------------------------------------------
   Bearings                        [*]       [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------
Air-Oil Seals                      [*]       [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------
Controls & Accessories
-------------------------------------------------------------------------------
   Engine                          [*]       [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------
Condition Monitoring Equipment     [*]       [*]        [*]       [*]       [*]
-------------------------------------------------------------------------------

[*] CONFIDENTIAL TREATMENT REQUESTED

                                 ATTACHMENT A
                                 ------------

                  BASIS AND CONDITIONS FOR SPECIAL GUARANTEES
                  -------------------------------------------

A.    General Conditions
      ------------------

      The special guarantees offered under Exhibit B, Section II.J. above, have been developed specifically for Airline's new installed and spare Engines. The values set forth in each Special guarantee are based upon a fleet of at least [*] new CFM56-7B20 powered 737 aircraft (the "Aircraft") to be delivered by December 31,2003 as more particularly described in Attachment A to Letter Agreement No. 1 and are based upon:

      1. Airline procuring [*] spare Engines per the delivery schedule set forth in Attachment A to Letter Agreement No. 1;

      2. Airline's Engines being identified and maintained separately from other operators' engines at the repair agency;

      3. Airline's compliance with CFM's reasonably required warranty and guarantee administration procedures;

      4. Airline operating the Aircraft (i) an average flight leg of [*] hours or greater, (ii) an average takeoff thrust derate of [*] percent or greater, and (iii) an average Aircraft utilization of [*] hours per year maximum.

      5. Airline's compliance with CFM's recommended workscope guide and/or applicable engine manuals;

      6. Written on-wing maintenance and performance restoration procedures which are recommended by the manufacturer and are used to avoid unnecessary shop visits; and

      7. Service bulletins agreed to between Airline and CFM are incorporated in a timely manner.

      Change in Aircraft or Engine quantity, Aircraft or Engine model, or Aircraft delivery schedule from that described above, or [*].

[*] CONFIDENTIAL TREATMENT REQUESTED

                                  ATTACHMENT A
                                  ------------

                  BASIS AND CONDITIONS FOR SPECIAL GUARANTEES
                  -------------------------------------------
                                  (continued)

B.    Exclusions
      ----------

      The guarantees shall not apply to repairs that are due to negligence, accidents, improper operation, improper maintenance performed by a facility other than one owned by CFM or one of it's affiliated companies, or if the Engines are employed in power-back Aircraft operation.

C.    Administration
      --------------

      Unless otherwise stated these guarantees commence with delivery of Airline's first CFM56-7B powered 737 Aircraft and end [*] thereafter. The guarantees are not transferable without the written consent of CFM.

      [*]. If compensation becomes available to Airline under more than one specific guarantee, warranty or other engine program consideration, Airline will not receive duplicate compensation but will receive the compensation most beneficial to Airline under a single guarantee, warranty or other program consideration. Unless otherwise stated, the guarantee compensation will be in the form of credits for the purchase of spare Engines, Parts, and/or services from CFM, as elected by Airline.

D.    Miscellaneous
      -------------

      The Guarantees exclude Foreign Object Damage (FOD).

      The General Conditions described in Exhibit B of the CFM56 Product Support Plan included in the General Terms Agreement apply to these guarantees.

[*] CONFIDENTIAL TREATMENT REQUESTED

                                  ATTACHMENT B
                                  ------------

               SHOP VISIT RATE GUARANTEE - QUALIFYING SHOP VISITS
               --------------------------------------------------

Engine shop visits will qualify under the Shop Visit Rate Guarantee if the shop visit meets any of the following criteria:

      1.  [*]

      2.  [*]

      3.  [*]

      4.  [*]

      5.  [*]

[*] CONFIDENTIAL TREATMENT REQUESTED

                                  ATTACHMENT C
                                  ------------

                DELAY AND CANCELLATION DEFINITIONS FOR GUARANTEE
                ------------------------------------------------

Delay
-----

   [*]

   [*]

   [*]

   [*]

Note:
-----

   [*]

Cancellation
------------

   [*]

Note:
-----

   [*]

[*] CONFIDENTIAL TREATMENT REQUESTED

                                  ATTACHMENT D
                                  ------------

                       PERFORMANCE RETENTION GUARANTEE -
                       ----------------------------------
                             METHOD OF MEASUREMENT
                             ---------------------


1. [*]

2. [*]

3. [*]

4. [*]

5. [*]

6. [*]

7. [*]


[*] CONFIDENTIAL TREATMENT REQUESTED

                                   EXHIBIT C
                                   ---------
                                                                   revised 10/98

                      CFM56-7 SPARE ENGINE & MAJOR MODULE
                      -----------------------------------
                            PRICE ESCALATION FORMULA
                            ------------------------
                           EFFECTIVE OCTOBER 15, 1998
                           --------------------------

     [*]


     [*]

     [*]

     [*]

     [*]

     [*]

     [*]


     [*]

     [*]

     [*]

[*] CONFIDENTIAL TREATMENT REQUESTED

     [*]

     [*]

     [*]

     [*]

     [*]

     [*]

     [*]

[*] CONFIDENTIAL TREATMENT REQUESTED

                                      [*]

[*]                    [*]                      [*]
-------------------------------------------------------------------------------------------
[*]                    [*]                      [*]                      [*]
-------------------------------------------------------------------------------------------
[*]                    [*]                      [*]                      [*]
-------------------------------------------------------------------------------------------
[*]                    [*]                      [*]                      [*]
-------------------------------------------------------------------------------------------
[*]                    [*]                      [*]                      [*]
-------------------------------------------------------------------------------------------

[*]

[*]

[*]

     [*]

     [*]

     [*]

[*] CONFIDENTIAL TREATMENT REQUESTED

[*]

[*]

[*]

[*] CONFIDENTIAL TREATMENT REQUESTED

[*]

[*] CONFIDENTIAL TREATMENT REQUESTED

                                   EXHIBIT D
                                   ---------

                                 PAYMENT TERMS
                                 -------------


A. Airline shall pay CFM with respect to each purchase order hereunder, in United States Dollars as follows:

     1. For Engines, Engine Modules and related additional equipment therefor:

        a. [*] of the total purchase order base price (unescalated) shall be paid at [*]; and,

        b. [*] of the purchase order base price (unescalated) of each item shall be paid [*] prior to scheduled delivery date thereof; and

        c. Payment of the balance, including amount for price escalation to the month of scheduled delivery, shall be [*] each item.

        Any payment following the first payment in paragraph a) above which becomes due prior to or at the time of purchase order placement, shall be paid concurrently therewith.

     2. For spare Parts, payment of the selling price shall be made [*] after delivery thereof.

     3. For special tools and test equipment, payment of the selling price shall be made [*] after delivery thereof.

B. If delivery hereunder is delayed by Airline, payment shall be made based on the delivery schedule set forth in the purchase order as accepted by CFM.

C. All payments in excess of $ [*] dollars shall be made by credit transfer to the CFM bank account as specified in CFM invoices.

D.   [*]

E. In the event Airline is not paying a material amount of the CFM invoices (per the terms set forth above) when due and without just cause, CFM shall have the right to establish new payment terms.

[*] CONFIDENTIAL TREATMENT REQUESTED

                                   EXHIBIT E
                                   ---------
                                 TECHNICAL DATA

----------------------------------------------------------------------------------------------------------------------------
 ITEM                    NAME                              FORMAT                    STANDARD QTY               MAX. QTY
                                                                                   (Free of Charge)         (Free of Charge)
----------------------------------------------------------------------------------------------------------------------------
  1     Engine Illustrated Parts Catalog         Printed 2 sides                          [*]                      [*]
                                                        OR
                                                        --
                                                                            --------------------------------------------------
                                                 One Side Copy                            [*]                      [*]


                                                 Microfilm (16mm)                         [*]                      [*]
                                                        OR
                                                        --
                                                                            --------------------------------------------------
                                                 Microfilm (Silver Halide)                [*]                      [*]
------------------------------------------------------------------------------------------------------------------------------
  2     Engine Shop Manual                       Printed 2 sides
                                                        OR
                                                        --                                [*]                      [*]
                                                                            --------------------------------------------------
                                                 One Side Copy                            [*]                      [*]


                                                 Microfilm (16 mm)                        [*]                      [*]
                                                        OR
                                                        --
                                                                            --------------------------------------------------
                                                 Microfilm (Silver Halide)                [*]                      [*]
------------------------------------------------------------------------------------------------------------------------------
  3     Component Maintenance Manuals            Printed 2 sides                          [*]                      [*]
                                                 Microfilm (16 mm)                        [*]                      [*]
------------------------------------------------------------------------------------------------------------------------------
  4     Illustrated Tool and Equipment Manual    Printed 2 sides                          [*]                      [*]
                                                 Microfilm (16 mm)
------------------------------------------------------------------------------------------------------------------------------
  5     Ground Support Equipment                 Printed 2 sides                          [*]                      [*]
------------------------------------------------------------------------------------------------------------------------------
  6     Non Destructive Testing Manuals          Printed 2 sides                          [*]                      [*]
                                                 Microfilm (16 mm)                        [*]                      [*]
------------------------------------------------------------------------------------------------------------------------------
  7     Specific Operating Instruction           Printed 2 sides                          [*]                      [*]
                                                 Microfilm (16 mm)                        [*]                      [*]
------------------------------------------------------------------------------------------------------------------------------
  8     Service Bulletins                        Printed 2 sides                          [*]                      [*]
------------------------------------------------------------------------------------------------------------------------------

[*] CONFIDENTIAL TREATMENT REQUESTED

                                                                                          [*]
                                                 Microfilm (16 mm) Initial
                                                 Dot. & yearly revision only              [*]                      [*]
------------------------------------------------------------------------------------------------------------------------------
  9     Service Bulletins Index                  Printed 2 sides                          [*]                      [*]
                                                 Microfilm (16 mm) Initial
                                                 Dot. & yearly revision only              [*]                      [*]
------------------------------------------------------------------------------------------------------------------------------
  10    Standard Practices Manual                Printed 2 sides                          [*]                      [*]
                                                 Microfilm (16 mm)                        [*]                      [*]
------------------------------------------------------------------------------------------------------------------------------
  11    Consumable Products Manual               Printed 2 sides                          [*]                      [*]
                                                 Microfilm (16 mm)                        [*]                      [*]
------------------------------------------------------------------------------------------------------------------------------
  12    Technical Manual Index                   Printed 2 sides                          [*]                      [*]
------------------------------------------------------------------------------------------------------------------------------
  13    I.P.C., E.S.M., I.T.E.M.,  N.D.T.M,      CD-ROM                                   [*]                      [*]
        S.B., C.P.M.
------------------------------------------------------------------------------------------------------------------------------

[*] CONFIDENTIAL TREATMENT REQUESTED

                       [LETTERHEAD OF CFM INTERNATIONAL]

LETTER AGREEMENT NO. 1



Midway Airlines Corporation



Gentlemen:

WHEREAS, CFM International, Inc. ("CFM") and Midway Airlines Corporation ("Airline") have entered into General Terms Agreement No. 6-13593, dated __________________, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof (hereinafter referred to as the " Agreement"); and

WHEREAS, the   Agreement contains the applicable terms and conditions governing the sale by CFM and the purchase by Airline of spare Engines, related equipment and spare parts therefor in support of Airline's CFM56 powered aircraft fleet; and

WHEREAS, Airline has entered into a purchase agreement with The Boeing Company ("TBC") for the acquisition of [*] "Aircraft" (as defined below) and intends to enter into an Agreement for the lease of two (2) Aircraft from General Electric Capital Corporation, equipped with CFM56-7B installed Engines for delivery between [*] (the "Delivery Period"), all such Aircraft as more particularly described in Attachment A hereto, such Aircraft individually or collectively referred to as "Aircraft".

NOW, THEREFORE, in consideration of the mutual promises described herein and for other consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows. Capitalized terms used in this Letter Agreement No. 1 that are otherwise undefined shall have the meanings ascribed to such terms in the Agreement.

[*] CONFIDENTIAL TREATMENT REQUESTED

I.   DELIVERY AND ACCEPTANCE OF FIRM AIRCRAFT
     -----------------------------------------

     The [*] set forth in [*] and the [*] set forth in paragraph II below are based upon a fleet of at least [*] new CFM56-7B20 powered 737 Aircraft to be delivered to Airline by [*]. In the event Airline fails to accept delivery of all of the fifteen (15) Aircraft described above in breach of its obligations under the agreement with Boeing or acquires aircraft which are equipped with engines other than CFM56 engines, and are in lieu of any of the fifteen (15) Aircraft described above, by [*] [*] set forth [*] of Exhibit B and the [*] set forth in [*] below become null and void. However, the remainder of the Agreement will remain in effect.

II   BASE PRICES FOR SPARE CFM56-7B SPARE ENGINES, MODULES AND OPTIONAL
     ------------------------------------------------------------------
     EQUIPMENT
     ---------

     Base prices for CFM56-7B spare engines, modules and optional equipment ordered by Airline for delivery by [*], are as set forth in Attachment B hereto. These base prices are subject to adjustment for escalation per the provisions of Exhibit C to the Agreement.

The obligations set forth in this Letter Agreement No. 1 are in addition to and form part of the obligations set forth in the Agreement.

Please indicate your agreement with the foregoing provisions by executing two
(2) originals in the space provided below.

                                        Very truly yours,

MIDWAY AIRLINES CORP.                   CFM INTERNATIONAL, INC.

By:  _____________________________      By:  _____________________________

Typed Name:  _____________________      Typed Name:  _____________________

Title: ___________________________      Title:  __________________________

Date: ____________________________      Date:  ___________________________


[*] CONFIDENTIAL TREATMENT REQUESTED

                                  ATTACHMENT A
                                  ------------

-------------------------------------------------------------------------------
     --------------------------------------------------------------------------
                          AIRCRAFT DELIVERY SCHEDULE
                          --------------------------
     --------------------------------------------------------------------------
        Aircraft     Engine            Leased Aircraft      Purchased Aircraft
                      Model                 737-700                737-700
     --------------------------------------------------------------------------
        737-700    CFM56-7B20                 [*]                    [*]
                                 ----------------------------------------------
                  (20,600 lbs.)               [*]                    [*]
                                 ==============================================
                                                                     [*]
                                 ----------------------------------------------
                                                                     [*]
                                 ----------------------------------------------
                                                                     [*]
                                 ----------------------------------------------
                                                                     [*]
                                 ----------------------------------------------
                                                                     [*]
                                 ----------------------------------------------
                                                                     [*]
                                 ----------------------------------------------
                                                                     [*]
                                 ----------------------------------------------
                                                                     [*]
                                 ----------------------------------------------
                                                                     [*]
                                 ----------------------------------------------
                                                                     [*]
     --------------------------------------------------------------------------
===============================================================================


---------------------------------------------------------------------------
                  CFM 56-7B20 SPARE ENGINE DELIVERY SCHEDULE
                  ------------------------------------------
---------------------------------------------------------------------------
            Month                 Year                  Quantity
---------------------------------------------------------------------------
---------------------------------------------------------------------------
           January                [*]                      [*]
---------------------------------------------------------------------------
           January                [*]                      [*]
---------------------------------------------------------------------------
           January                [*]                      [*]
---------------------------------------------------------------------------
           January                [*]                      [*]
---------------------------------------------------------------------------

   Note: [*]
---------------------------------------------------------------------------

[*] CONFIDENTIAL TREATMENT REQUESTED

                                  ATTACHMENT B
                                  ------------


--------------------------------------------------------------------------------

                        BASE PRICES FOR SPARE ENGINES,
                        ------------------------------
                        OPTIONAL EQUIPMENT AND MODULES
                        ------------------------------

                                  CFM56-7B20
                                  ----------
--------------------------------------------------------------------------------

     ----------------------------------------------------------------
                                                 Base Price
                 Item                       July 1998 US Dollars
                                                    [*]
                                                    [*]
     ----------------------------------------------------------------
     1.   Basic Engine
            CFM56- 7B20                             [*]
     2.   Modules
            Low Pressure Turbine                    [*]
            Accessory Gearbox                       [*]
            Core Engine with SAC                    [*]
            Core Engine with DAC                    [*]
     3.  ECM Software
            (GEM Fortran)                           [*]
            (Other Language)                        [*]
     ----------------------------------------------------------------

--------------------------------------------------------------------------------

  A. Base prices are effective for firm orders received by CFM within quoted lead time for basic spare Engines (including associated equipment and maximum climb thrust increase), Optional Equipment and Modules for delivery to Airline by CFM on or before [*] The base prices are Ex Works, Evendale, Ohio, or point of manufacture, subject to adjustment for escalation and Airline shall be responsible, upon delivery, for the payment of all taxes, duties, fees or other similar charges.

  B. The selling price of CFM56-7B20 basic spare Engines, Optional Equipment and Modules ordered for delivery after the period set forth in Paragraph A above shall be the base price then in effect and as set forth in each purchase order as accepted by CFM, which base price shall be subject to adjustment for escalation in accordance with CFM's then-current escalation provisions.

================================================================================

[*] CONFIDENTIAL TREATMENT REQUESTED

                                 ATTACHMENT C
                                 ------------

                       CONDITIONS FOR DELAY/CANCELLATION
                       ---------------------------------

1.   Cancellation of Installed or Spare Engines
     ------------------------------------------

     A.  Cancellation Charge
         -------------------

         [*]

         [*]

         [*]

2.   Delay Charge for Installed or Spare Engines
     -------------------------------------------

     [*]

[*] CONFIDENTIAL TREATMENT REQUESTED
                                                                          Page 5